Fixed Assets, Net (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Property, Plant and Equipment [Line Items]
Computer equipment and software	$ 6,762	$ 7,557
Office furniture and equipment	1,386	1,456
Automobiles	43	44
Leasehold improvements	1,730	1,753
Property, Plant and Equipment, Gross, Total	9,921	10,810
Less accumulated depreciation	(8,286)	(9,189)
Fixed assets, net	$ 1,635	$ 1,621